MINERAL PROPERTY INVESTMENTS	12 Months Ended
Dec. 31, 2018
Mineral Property Investments
MINERAL PROPERTY INVESTMENTS

Mineral property investments (which comprise equity interests in the shares of private companies) are designated as FVTOCI, with changes in fair value recorded in other comprehensive income (loss).

The Company, through its subsidiary Clifton, has a 10% equity interest in the shares of Beattie Gold Mines Ltd., 2699681 Canada Ltd., and 2588111 Manitoba Ltd which directly or indirectly own various mining concessions and surface rights, collectively known as the Duparquet gold project. As at December 31, 2018, the fair value of mineral property investments is $4,417 (2017 - $4,417). As at December 31, 2018, there was no change in the carrying value of mineral property investments given management concluded that there was no material change in fair value (Note 17).